                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) October 27, 2003

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

     On October 27, 2003 the Registrant has caused to be made
available by the trustee the monthly Servicer and Settlement Certificates for the Due Period ended September 30, 2003, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  October 30, 2003                By: /s/Paul Martin
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number         Description

20.1           Monthly Servicer and Settlement Certificate #98, Series 1995-1
               made available on October 27, 2003

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #98

20.2           Monthly Servicer and Settlement Certificate #64, Series 1998-1
               made available on October 27, 2003

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #64

20.3          Monthly Servicer and Settlement Certificate #39, Series 2000-1
              made available on October 27, 2003

20.3 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #39

20.4          Monthly Servicer and Settlement Certificate #3, Series 2003-1
              made available on October 27, 2003

20.4 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #3

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                                                     Exhibit 20.1
                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 98

                                                DEALER NOTE MASTER TRUST

                                                   CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 27, 2003, the Transfer Date of October 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2003 and the Distribution Period ended
October 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.
      2 The undersigned is a Servicing Officer.
      3 Master Trust Information.
    3.1 The amount of the Advance, if any Due for Period                                          212,015.06
    3.2 The amount of ITEC Finance Charges for the Due Period                                   1,585,394.45
    3.3 The average daily balance of Dealer Notes outstanding during the Due Period           793,538,588.88
    3.4 The total amount of Advance Reimbursements for the Due Period                                   0.00
    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period           331,333,464.49
    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust          298,376,581.08
        during the Due Period
    3.7 The amount of the Servicing Fee for the Due Period                                        671,019.15
    3.8 The average daily Master Trust Seller's Interest during the Due Period                145,114,340.79
    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                               145,043,741.41
   3.10 The aggregate amount of Collections for the Due Period                                598,992,441.03
   3.11 The aggregate amount of Finance Charge Collections for the Due Period                   3,636,747.01
   3.12 The aggregate amount of Principal Collections for the Due Period                      595,355,694.02
   3.13 The amount of Dealer Note Losses for the Due Period                                        17,866.55
   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period             805,222,179.93
   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                     264,022,229.53
   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments                    263,821,561.48
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                           0.91%
        d.  The rating of each such Eligible Investment                                             AAAm/Aaa
   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                        11,701,508.95
   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Lee-Smith Inc.
        ii)     Southland Int'l Trks
        iii)    Wolfington Body Co Inc
        iv)     Nalley Motor Trucks
        v)      Southwest Int'l Trks Inc
   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the
        Due Period                                                                                     0.34%
   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
        in Article IV of the Supplement) established on 7/10/03 for the benefit of the            100,075.19
        Master Trust Certificateholders.
   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                        100,000.00
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                           0.91%
        d.  The rating of each such Eligible Investment                                             AAAm/Aaa
   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                      100,000.00
    4.0 Series 1995-1 Information.
    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                   0.00
   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                             31,000,000.00
  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                             31,000,000.00
    4.3 The Projected Spread for the following Distribution Period                              2,500,000.00
    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                 2,500,000.00
    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                              0.00
    4.6 The aggregate amount on deposit in the Negative
        Carry Reserve Fund as of the Transfer Date (after
        giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                   0.00
    4.7 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                               200,000,000.00
    4.8 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                         3,990.76
    4.9 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                            812,322.00
   4.10 The amount of Series Allocable Principal Collections
        for the Due Period                                                                    132,981,624.59
   4.11 The amount of Series Principal Account Losses
        for the Due Period                                                                              0.00
   4.12 The amount of Investor Dealer Note Losses for
        the Due Period                                                                              3,341.86
   4.13 The amount of Investor Finance Charge Collections
        for the Due Period                                                                        680,238.44
   4.14 The amount of Investor Principal Collections for
        the Due Period                                                                        111,362,154.30
   4.15 The amount of Available Certificateholder's Interest                                      727,151.98
        Collections for the Due Period
   4.16 The amount of Series 1995-1 Shared Principal
        Collections for the Due Period                                                        111,362,154.30
   4.17 The aggregate amount of the Series 1995-1 Principal
        Shortfall, if any, for the Due Period                                                           0.00
   4.18 The Seller's Percentage for the Due Period                                                    16.26%
   4.19 The Excess Seller's Percentage for the Due Period                                              2.62%
   4.20 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                     21,622,812.16
   4.21 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                            135,170.38
   4.22 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                         18,138,693.59
   4.23 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                          3,484,118.56
   4.24 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                              0.00
   4.25 The Minimum Series 1995-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                     38,575,492.19
   4.26 The Series 1995-1 Allocation Percentage for
        the Due Period                                                                                22.34%
   4.27 The Floating Allocation Percentage for the
        Due Period                                                                                    83.74%
   4.28 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                             0.00%
   4.29 The total amount to be distributed on the Series
        1995-1 Certificates on the Distribution Date                                              381,409.52
   4.30 The total amount, if any, to be distributed on the Series
        1995-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                                0.00
   4.31 The total amount, if any, to be distributed on
        the Series 1995-1 Certificates on the Distribution
        Date allocable to interest on the Series 1995-1
        Certificates                                                                              252,556.44
   4.32 The Draw Amount as of the Transfer Date                                                         0.00
   4.33 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                   0.00
   4.34 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                    0.00
   4.35 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                            125,511.22
   4.36 The aggregate amount of funds on deposit in
        the Negative Carry Reserve Account  as of the end of
        the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                      0.00
   4.37 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                      0.00
   4.38 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                           2,500,000.00
   4.39 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in
        Eligible Investments                                                                            0.00
        b.  Description of each Eligible Investment:                                                      NA
        c.  The rate of interest applicable to each such
        Eligible Investment                                                                         _______%
        d.  The rating of each such Eligible Investment                                                   NA
   4.40 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in
        Eligible Investments                                                                            0.00
        b.  Description of each Eligible Investment:                                                      NA
        c.  The rate of interest applicable to each such
        Eligible Investment                                                                         _______%
        d.  The rating of each such Eligible Investment                                                   NA
   4.41 The amount of Excess Interest Collections for the Due Period                              345,742.46
   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                                    111,362,154.30
   4.43 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                            0.00
   4.44 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                       0.00
   4.45 The percentages and all other information calculated
        pursuant to Sections 6.01 and 7.01 of the Supplement                                 See Exhibit "A"
   4.46 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                                 0.00
   4.47 The amount of Series 1995-1 Shared Seller's Principal
        Collections for the Due Period                                                         21,622,812.16
   4.48 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                       69,692,648.32
   4.49 The amount of all Shared Seller's Principal Collections
        allocated to Series 1995-1 for the Due Period                                                   0.00
   4.50 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                        0.00
   4.51 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                                 0.00

                                                        Exhibit 20.1(A)
                                                        Series 1995 - 1

4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplement.

     Section 6.01

       (b)      The Invested Amount is not reduced to zero by the Expected Payment Date?                        NO

     Section 7.01

      (d)      The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                      NO

      (g)      Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                NO

                                            2 Months Past :   3.65%
                                            1 Month Past:     3.46%
                                            Current Month:    3.31%

      (h)      The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
                Minimum Seller's Interest?                                                                      NO

                                    Master Trust Seller's Interest:     $145,043,741.41
                            Master Trust Minimum Seller's Interest:     $144,955,492.19

      (i)      Turnover Ratio less than 1.7?                                                                    NO

                                    Turnover Ratio:  4.52%

      (j)      Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                             NO

                                    Dealer Note Loss Ratio:   0.00%

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                                                             Exhibit 20.2

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 64

                                                    DEALER NOTE MASTER TRUST

                                                       CLASS A, DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                           SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 27, 2003, the Transfer Date of October 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2003 and the Distribution Period ended
October 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.
       2 The undersigned is a Servicing Officer.
       3 Master Trust Information.
     3.1 The amount of the Advance, if any for Due Period                                           212,015.06
     3.2 The amount of ITEC Finance Charges for the Due Period                                    1,585,394.45
     3.3 The average daily balance of Dealer Notes outstanding during the Due Period            793,538,588.88
     3.4 The total amount of Advance Reimbursements for the Due Period                                    0.00
     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period            331,333,464.49
     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust           298,376,581.08
         during the Due Period
     3.7 The amount of the Servicing Fee for the Due Period                                         671,019.15
     3.8 The average daily Master Trust Seller's Interest during the Due Period                 145,114,340.79
     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                145,043,741.41
    3.10 The aggregate amount of Collections for the Due Period                                 598,992,441.03
    3.11 The aggregate amount of Finance Charge Collections for the Due Period                    3,636,747.01
    3.12 The aggregate amount of Principal Collections for the Due Period                       595,355,694.02
    3.13 The amount of Dealer Note Losses for the Due Period                                         17,866.55
    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period              805,222,179.93
    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                      264,022,229.53
    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments                     263,821,561.48
         b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                            0.91%
         d.  The rating of each such Eligible Investment                                              AAAm/Aaa
    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                         11,701,508.95
    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Lee-Smith Inc.
         ii)     Southland Int'l Trks
         iii)    Wolfington Body Co Inc
         iv)     Nalley Motor Trucks
         v)      Southwest Int'l Trks Inc
    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
         as a percentage of the total principal amount outstanding, as of the end of the Due Period      0.34%
    3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
         in Article IV of the Supplement) established on 7/10/03 for the benefit of the             100,075.19
         Master Trust Certificateholders.
    3.21 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                         100,000.00
         b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                            0.91%
         d.  The rating of each such Eligible Investment                                              AAAm/Aaa
    3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement and to the payments made on the Distribution Date)                       100,000.00
     4.0 Series 1998-1 Information.
     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                    0.00
    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                              31,000,000.00
   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                              31,000,000.00
     4.3 The Projected Spread for the following Distribution Period                               2,500,000.00
     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                  2,500,000.00
     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                               0.00
     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                                200,000,000.00
     4.7 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                          3,963.73
     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                             806,819.60
     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                                     132,080,851.43
    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                               0.00
    4.11 The amount of Investor Dealer Note Losses for
         the Due Period                                                                               3,341.82
    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                         680,229.60
    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                         111,360,707.66
    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                             726,838.07
    4.15 The amount of Series 1998-1 Shared Principal
         Collections for the Due Period                                                         111,360,707.66
    4.16 The aggregate amount of the Series 1998-1 Principal
         Shortfall, if any, for the Due Period                                                            0.00
    4.17 The Seller's Percentage for the Due Period                                                     15.69%
    4.18 The Excess Seller's Percentage for the Due Period                                               2.62%
    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                      20,723,485.59
    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                             129,655.91
    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                          17,262,967.28
    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                           3,460,518.31
    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                               0.00
    4.24 The Minimum Series 1998-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                      37,000,000.00
    4.25 The Series 1998-1 Allocation Percentage for
         the Due Period                                                                                 22.19%
    4.26 The Floating Allocation Percentage for the
         Due Period                                                                                     84.31%
    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                              0.00%
    4.28 The total amount to be distributed on the Series
         1998-1 Certificates on the Distribution Date                                               356,518.97
    4.29 The total amount, if any, to be distributed on the Series
         1998-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                                 0.00
    4.30 The total amount, if any, to be distributed on
         the Series 1998-1 Certificates on the Distribution
         Date allocable to interest on the Series 1998-1
         Certificates                                                                               227,667.56
    4.31 The Draw Amount as of the Transfer Date                                                          0.00
    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                    0.00
    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                     0.00
    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                             125,509.59
    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                       0.00
    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                            2,500,000.00
    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                             0.00
         b.  Description of each Eligible Investment:                                                       NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                          _______%
         d.  The rating of each such Eligible Investment                                                    NA
    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                             0.00
         b.  Description of each Eligible Investment:                                                       NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                          _______%
         d.  The rating of each such Eligible Investment                                                    NA
    4.39 The amount of Excess Interest Collections for the Due Period                               370,319.10
    4.40 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                                     111,360,707.66
    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                             0.00
    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                        0.00
    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                            See Exhibit "A"
    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                                  0.00
    4.45 The amount of Series 1998-1 Shared Seller's Principal
         Collections for the Due Period                                                          20,723,485.59
    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                        70,591,974.89
    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 1998-1 for the Due Period                                                    0.00
    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                         0.00
    4.49 The aggregate amount of all Early Distributions Amounts
         paid or deemed paid for the Distribution Period                                                  0.00

                                                  Exhibit 20.2(A)
                                                  Series 1998 - 1

4.43  The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

      Section 6.01

         (a)      The Invested Amount is not reduced to zero by the Expected Payment Date?                         NO

         (f)      The Available Subordinated Amount for such Transfer Date will be reduced to an amount
                  less than the Required Subordinated Amount?                                                      NO

         (i)      Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
                  on each of three consecutive Determination Dates?                                                NO

                                            2 Months Past :   3.65%
                                            1 Month Past :    3.46%
                                            Current Month :   3.31%

         (j)      The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
                  Minimum Seller's Interest?                                                                       NO

                                    Master Trust Seller's Interest:     $145,043,741.41
                            Master Trust Minimum Seller's Interest:     $144,955,492.19

         (k)      Turnover Ratio less than 1.7?                                                                    NO

                                               Turnover Ratio :          4.52%

         (l)      Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                              NO

                                           Dealer Note Loss Ratio :      0.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Exhibit 20.3
                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 39

                                                    DEALER NOTE MASTER TRUST

                                                          DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                         SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 27, 2003, the Transfer Date of October 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2003 and the Distribution Period ended
October 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.
       2 The undersigned is a Servicing Officer.
       3 Master Trust Information.
     3.1 The amount of the Advance, if any, for the Due Period                                   212,015.06
     3.2 The amount of ITEC Finance Charges for the Due Period                                 1,585,394.45
     3.3 The average daily balance of Dealer Notes outstanding during the Due Period         793,538,588.88
     3.4 The total amount of Advance Reimbursements for the Due Period                                 0.00
     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period         331,333,464.49
     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust        298,376,581.08
         during the Due Period
     3.7 The amount of the Servicing Fee for the Due Period                                      671,019.15
     3.8 The average daily Master Trust Seller's Interest during the Due Period              145,114,340.79
     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                             145,043,741.41
    3.10 The aggregate amount of Collections for the Due Period                              598,992,441.03
    3.11 The aggregate amount of Finance Charge Collections for the Due Period                 3,636,747.01
    3.12 The aggregate amount of Principal Collections for the Due Period                    595,355,694.02
    3.13 The amount of Dealer Note Losses for the Due Period                                      17,866.55
    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period           805,222,179.93
    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                   264,022,229.53
    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments                  263,821,561.48
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                         0.91%
         d.  The rating of each such Eligible Investment                                           AAAm/Aaa
    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                      11,701,508.95
    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Lee-Smith Inc.
         ii)     Southland Int'l Trks
         iii)    Wolfington Body Co Inc
         iv)     Nalley Motor Trucks
         v)      Southwest Int'l Trks Inc
    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
         as a percentage of the total principal amount outstanding, as of the end of the Due Period   0.34%
    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                      54,161,789.71
    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
         in Article IV of the Supplement) established on 7/10/03 for the benefit of the          100,075.19
         Master Trust Certificateholders.
    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                      100,000.00
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                         0.91%
         d.  The rating of each such Eligible Investment                                           AAAm/Aaa
    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement and to the payments made on the Distribution Date)                    100,000.00
     4.0 Series 2000-1 Information.
     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                 0.00
    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                           19,080,000.00
   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                           19,080,000.00
     4.3 The Projected Spread for the following Distribution Period                            2,650,000.00
     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                               2,650,000.00
     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                            0.00
     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                             212,000,000.00
     4.7 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                       3,965.11
     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                          807,099.63
     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                                  132,126,693.82
    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                            0.00
    4.11 The amount of Investor Dealer Note Losses for
         the Due Period                                                                            3,385.80
    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                      689,182.37
    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                      112,826,369.65
    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                          735,916.12
    4.15 The amount of Series 2000-1 Shared Principal
         Collections for the Due Period                                                      112,826,369.65
    4.16 The aggregate amount of the Series 2000-1 Principal
         Shortfall, if any, for the Due Period                                                         0.00
    4.17 The Seller's Percentage for the Due Period                                                  14.61%
    4.18 The Excess Seller's Percentage for the Due Period                                            6.57%
    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                   19,303,709.97
    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                           89,103.80
    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                       10,622,986.18
    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                        8,680,723.78
    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                            0.00
    4.24 The Minimum Series 2000-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                   25,440,000.00
    4.25 The Series 2000-1 Allocation Percentage for
         the Due Period                                                                              22.19%
    4.26 The Floating Allocation Percentage for the
         Due Period                                                                                  85.39%
    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                           0.00%
    4.28 The total amount to be distributed on the Series
         2000-1 Certificates on the Distribution Date                                            392,034.89
    4.29 The total amount, if any, to be distributed on the Series
         2000-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                              0.00
    4.30 The total amount, if any, to be distributed on
         the Series 2000-1 Certificates on the Distribution
         Date allocable to interest on the Series 2000-1
         Certificates                                                                            261,487.61
    4.31 The Draw Amount as of the Transfer Date                                                       0.00
    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                 0.00
    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                  0.00
    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                          127,161.47
    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                    0.00
    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                         2,650,000.00
    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                          0.00
         b.  Description of each Eligible Investment:                                                    NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                       _______%
         d.  The rating of each such Eligible Investment                                                 NA
    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                          0.00
         b.  Description of each Eligible Investment:                                                    NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                       _______%
         d.  The rating of each such Eligible Investment                                                 NA
    4.39 The amount of Excess Interest Collections for the Due Period                            343,881.23
    4.40 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                                  112,826,369.65
    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                          0.00
    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                     0.00
    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                         See Exhibit "A"
    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                               0.00
    4.45 The amount of Series 2000-1 Shared Seller's Principal
         Collections for the Due Period                                                       19,303,709.97
    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                     72,011,750.51
    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2000-1 for the Due Period                                                 0.00
    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                      0.00
     5.0 Class A Certificate Information.
     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                             200,000,000.00
     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                         363,631.21
         the Investor Interest Payment
     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                       0.00
     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                             243,667.56
     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                       0.00
     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                           0.00
     6.0 Class B Certificate Information.
     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                              12,000,000.00
     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                          25,017.87
         the Investor Interest Payment
     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                                       0.00
     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                              17,820.05
     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                                       0.00
     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                           0.00

                                              Exhibit 20.3(A)
                                              Series 2000 - 1

4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

     Section 6.01

     (a)      The Invested Amount is not reduced to zero by the Expected Payment Date?                       NO

     (f)      The Available Subordinated Amount for such Transfer Date will be reduced to an amount
                  less than the Required Subordinated Amount?                                                NO

     (i)      Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
                  on each of three consecutive Determination Dates?                                          NO
                                            2 Months Past:    3.65%
                                            1-Month Past:     3.46%
                                            Current Month:    3.31%

     (j)      The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
                  Minimum Seller's Interest?                                                                 NO

                                            Master Trust Seller's Interest:      $145,043,741.41
                                     Master Trust Minimum Seller's Interest:     $144,955,492.19

    (k)      Turnover Ratio less than 1.7?                                                                   NO

                                            Turnover Ratio:   4.52%

    (l)      Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                            NO

                                    Dealer Note Loss Ratio:   0.00%

    (p)      Aggregate Principal Dealer Note Balance which was advanced against Financed
             Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
             Balance of all Dealer Notes?                                                                    NO

                                    Used Financed Vehicle Ratio:       6.70%

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Exhibit 20.4
                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE  # 3

                                                   DEALER NOTE MASTER TRUST

                                                         DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar FinancialCorporation,("NFC"),
Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the
Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2003-1
Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 27, 2003, the Transfer Date of October 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2003 and the Distribution Period ended
October 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per  Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

 1        NFC is Servicer under the Agreement.
 2        The undersigned is a Servicing Officer.
 3        Master Trust Information.
 3.1      The amount of the Advance, if any, for the Due Period                                    212,015.06
 3.2      The amount of ITEC Finance Charges for the Due Period                                  1,585,394.45
 3.3      The average daily balance of Dealer Notes outstanding during the Due Period          793,538,588.88
 3.4      The total amount of Advance Reimbursements for the Due Period                                  0.00
 3.5      The aggregate principal amount of Dealer Notes repaid during the Due Period          331,333,464.49
 3.6      The aggregate principal amount of Dealer Notes purchased by the Master Trust         298,376,581.08
          during the Due Period
 3.7      The amount of the Servicing Fee for the Due Period                                       671,019.15
 3.8      The average daily Master Trust Seller's Interest during the Due Period               145,114,340.79
 3.9      The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                              145,043,741.41
 3.10     The aggregate amount of Collections for the Due Period                               598,992,441.03
 3.11     The aggregate amount of Finance Charge Collections for the Due Period                  3,636,747.01
 3.12     The aggregate amount of Principal Collections for the Due Period                     595,355,694.02
 3.13     The amount of Dealer Note Losses for the Due Period                                       17,866.55
 3.14     The aggregate amount of Dealer Notes as of the last day of the Due Period            805,222,179.93
 3.15     The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                    264,022,229.53
 3.16     Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments                   263,821,561.48
          b.  Description of each Eligible Investment:                      JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                          0.91%
          d.  The rating of each such Eligible Investment                                            AAAm/Aaa
 3.17     The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                       11,701,508.95
 3.18     The Dealers with the five largest aggregate outstanding
          principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)       Lee-Smith Inc.
         ii)      Southland Int'l Trks
         iii)     Wolfington Body Co Inc
         iv)      Nalley Motor Trucks
         v)       Southwest Int'l Trks Inc
  3.19    Aggregate amount of delinquent principal payments (past due greater than 30 days)
          as a percentage of the total principal amount outstanding, as of the end of the Due Period    0.34%
  3.20    The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                                       54,161,789.71
  3.21    The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
          in Article IV of the Supplement) established on 7/10/03 for the benefit of the           100,075.19
          Master Trust Certificateholders.
 3.22     Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments                       100,000.00
          b.  Description of each Eligible Investment:                      JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                           0.91%
          d.  The rating of each such Eligible Investment                                            AAAm/Aaa
 3.23     The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
          of the Supplement and to the payments made on the Distribution Date)                     100,000.00
 4.0      Series 2003-1 Information.
 4.1      The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                                  0.00
 4.2a     The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                            19,080,000.00
 4.2b.    The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                            19,080,000.00
 4.3     The Projected Spread for the following Distribution Period                              2,650,000.00
 4.4     The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                 2,650,000.00
 4.5     The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                              0.00
 4.6     The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                               212,000,000.00
 4.7     The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                          3,965.11
 4.8     The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                            807,099.63
 4.9     The amount of Series Allocable Principal Collections
         for the Due Period                                                                    132,126,693.82
 4.10    The amount of Series Principal Account Losses
         for the Due Period                                                                              0.00
 4.11    The amount of Investor Dealer Note Losses for
         the Due Period                                                                             3,385.80
 4.12    The amount of Investor Finance Charge Collections
         for the Due Period                                                                        689,182.37
 4.13    The amount of Investor Principal Collections for
         the Due Period                                                                        112,826,369.65
 4.14    The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                            735,915.08
 4.15    The amount of Series 2003-1 Shared Principal
         Collections for the Due Period                                                        112,826,369.65
 4.16    The aggregate amount of the Series 2003-1 Principal
         Shortfall, if any, for the Due Period                                                            0.00
 4.17    The Seller's Percentage for the Due Period                                                      14.61%
 4.18    The Excess Seller's Percentage for the Due Period                                                6.57%
 4.19    The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                      19,303,709.97
 4.20    The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                              89,103.80
 4.21    The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                          10,622,986.18
 4.22    The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                           8,680,723.78
 4.23    The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                               0.00
 4.24    The Minimum Series 2003-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                      25,440,000.00
 4.25    The Series 2003-1 Allocation Percentage for
         the Due Period                                                                                  22.19%
 4.26    The Floating Allocation Percentage for the
         Due Period                                                                                      85.39%
 4.27    The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                               0.00%
 4.28    The total amount to be distributed on the Series
         2003-1 Certificates on the Distribution Date                                               407,857.11
 4.29    The total amount, if any, to be distributed on the Series
         2003-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                                 0.00
 4.30    The total amount, if any, to be distributed on
         the Series 2003-1 Certificates on the Distribution
         Date allocable to interest on the Series 2003-1
         Certificates                                                                               277,309.83
 4.31    The Draw Amount as of the Transfer Date                                                          0.00
 4.32    The amount of Investor Charge-Offs as of
         Transfer Date                                                                                    0.00
 4.33    The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                     0.00
 4.34    The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                             127,161.47
 4.35    The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                       0.00
 4.36    The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                            2,650,000.00
 4.37    Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                             0.00
         b.  Description of each Eligible Investment:                                                       NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                          _______%
         d.  The rating of each such Eligible Investment                                                    NA
 4.38     Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                             0.00
         b.  Description of each Eligible Investment:                                                       NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                          _______%
         d.  The rating of each such Eligible Investment                                                    NA
 4.39    The amount of Excess Interest Collections for the Due Period                               328,057.97
 4.40    The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                                     112,826,369.65
 4.41    The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                             0.00
 4.42    The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                        0.00
 4.43    The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                            See Exhibit "A"
 4.44     The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                                   0.00
 4.45    The amount of Series 2003-1 Shared Seller's Principal
         Collections for the Due Period                                                          19,303,709.97
 4.46    The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                        72,011,750.51
 4.47    The amount of all Shared Seller's Principal Collections
         allocated to Series 2003-1 for the Due Period                                                    0.00
 4.48    The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                         0.00
 5.0     Class A Certificate Information.
 5.1     The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                                200,000,000.00
 5.2     The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                            372,520.09
         the Investor Interest Payment
 5.3     The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                          0.00
 5.4     The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                                252,556.44
 5.5     The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                          0.00
 5.6     The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                              0.00
 6.0     Class B Certificate Information.
 6.1     The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                                  12,000,000.00
 6.2     The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                             31,951.21
         the Investor Interest Payment
 6.3     The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                                          0.00
 6.4     The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                                 24,753.39
 6.5     The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                                          0.00
 6.6     The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                              0.00

                                            Exhibit 20.4(A)
                                            Series 2003 - 1

4.43  The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

      Section 6.01

      (a)      The Invested Amount is not reduced to zero by the Expected Payment Date?                         NO

      (f)      The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                      NO

      (i)      Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                NO

                                            2 Months Past:    3.65%
                                            1-Month Past:     3.46%
                                            Current Month:    3.31%

      (j)      The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                       NO

                                   Master Trust Seller's Interest:      $145,043,741.41
                           Master Trust Minimum Seller's Interest:      $144,955,492.19

      (k)      Turnover Ratio less than 1.7?                                                                    NO

                                               Turnover Ratio:4.52%

      (l)      Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                             NO

                                    Dealer Note Loss Ratio:   0.00%

      (p)      Aggregate Principal Dealer Note Balance which was advanced against Financed
                  Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
                  Balance of all Dealer Notes?                                                                  NO

                                    Used Financed Vehicle Ratio:       6.70%